INCOME TAXES	12 Months Ended
Feb. 28, 2013
Notes to Financial Statements
Note 7. INCOME TAXES

The reconciliation between our effective tax rate on income from continuing operations and the federal statutory rate is as follows:

	Years Ended
	February 28, 2013	February 29, 2012 Restated	February 28, 2011

Statutory rate	35.0%	35.0%	35.0%
State and local taxes, net of federal income tax benefit	2.8	5.5	—
Change in valuation allowance	(27.4)	(1.4)	(34.9)
Stock-based compensation	(2.3)	(6.6)	—
Non-deductible expenses	(0.1)	(1.5)	(0.1)
Goodwill impairment	(13.8)	—	—
Acquisition related contingent consideration	8.3	(3.4)	—
Research tax credits	0.6	—	—
Prior year adjustments — deferred true-ups	0.8	4.6	—
Change in state rate	1.0	(1.5)	—
Other	0.1	—	—

Effective tax rate	5.0%	30.7%	—%

Deferred income tax assets and liabilities reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Deferred tax assets are recorded for the future tax benefit of net operating losses and tax credit carryforwards.  Significant components of our deferred tax assets and liabilities are as follows:

	February 28, 2013	February 29, 2012 Restated

Deferred tax assets:
Net operating loss carryforwards	$21,529,307	$15,304,087
Tax credit carryforwards	307,657	0
Stock-based compensation	2,028,017	1,447,029
Property and equipment	279,953	147,494
Trade accounts receivable	104,538	119,675
Other	236,094	0
Total deferred tax assets	24,485,566	17,018,285
Less: valuation allowance	(21,848,032)	(7,775,004)
Net deferred tax assets	2,637,534	9,267,281

Deferred tax liabilities:
Intangible assets	(6,155,186)	(12,784,933)
Net deferred tax assets	$(3,517,652)	$(3,517,652)

In accounting for income taxes, we recognize deferred tax assets if realization of such assets is more likely than not.  We believe, based on factors including but not limited to, our significant financial and tax loss history, forecasts of financial and tax income or loss, the estimated impact of future stock option deductions, possible tax planning strategies, and the expiration dates and amounts of net operating loss carryforwards, that it is more likely than not that the net deferred tax asset will not be realized in the future.

The net change in the valuation allowance for the fiscal year ended February 28, 2013 was an increase of $14.1 million. The net increase was the result of: (1) a $6.6 million decrease in the deferred tax liabilities related to intangible assets and (2) a $6.2 million increase in the deferred tax assets related to federal and state net operating losses generated in fiscal year 2013, which we expect to expire unused.

As of February 28, 2013, we had approximately $53.1 million in federal net operating loss carryforwards available to offset future federal taxable income.  Federal net operating losses will expire in tax years 2025 to 2032.  We also had approximately $37.5 million of state net operating loss carryfowards, which will expire in tax years 2014 to 2032.

Utilization of net operating losses may be subject to limitation due to ownership changes and other limitations provided by the Internal Revenue Code and similar state provisions.  If such a limitation applies, the net operating loss may expire before full utilization.

The table of deferred tax assets and liabilities shown above does not include certain deferred tax assets at February 28, 2013 and February 29, 2012 that arose directly from tax deductions related to equity compensation in excess of compensation recognized for financial reporting.  Equity will be increased if and when such deferred tax assets are ultimately realized.  We use ASC 740 ordering for purposes of determining when excess tax benefits have been realized.